NEVER MISS A CALL, INC.
                                 6540 NW 5th Way
                         Fort Lauderdale, Florida 33309

                            ------------------------

                        PRELIMINARY INFORMATION STATEMENT

                            ------------------------

                           Pursuant to Regulation 14C
                                Promulgated Under
                 the Securities Exchange Act of 1934, as amended

         This Information Statement, which is being mailed on or about ____________, 2001 to holders of record on _____________, 2001 of shares of the common stock, par value $.001 per share (the "Common Stock"), of Never Miss A Call, Inc., a Nevada corporation (the "Company"), is being furnished pursuant to the requirements of Regulation 14C under the Securities Exchange Act of 1934, as amended.

         On February 28, 2001, the Board of Directors of the Company and majority shareholders executed and delivered to us a Written Consent (the "Written Consent") whereby they approved the reincorporation of the Company from Nevada to Florida (the "Reincorporation"), subject to the discretion of the Company's Board of Directors not to proceed with such Reincorporation in the event that shareholders owning in the aggregate more than 5,000 shares dissent from such Reincorporation.

         The Reincorporation, if effected, will be accomplished by merging the Company with and into a newly-formed, wholly-owned Florida subsidiary, Intercallnet, Inc. ("ICN") pursuant to a Plan and Agreement of Merger (the "Agreement"), the form of which is attached hereto as Exhibit A. Following any such Reincorporation, the Company's name will be Intercallnet, Inc. Among other matters, the articles of incorporation for ICN will provide for 50,000,000 authorized shares of Common Stock, $.0001 par value [representing an increase of 25,000,000 shares from the Company's articles of incorporation which provide for 25,000,000 shares] as well as authorization for 2,000,000 shares of "blank check" preferred stock, $.001 par value. The Company's articles of incorporation do not provide for preferred stock. Pursuant to the Written Consent, the signatories thereto approved providing for such increased share authorization in the articles of incorporation for ICN.

         Such Written Consent further provides that in the event that the Reincorporation is not effected due to the foregoing, the following action will still be undertaken: amend the Company's

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



current Articles of Incorporation to: (i) change the Company's name to Intercallnet, Inc. or a name similar thereto; (ii) increase the Company's authorized Common Stock, from 25,000,000 to 50,000,000; and (iii) authorization for 2,000,000 shares of "blank check" preferred stock, $.001 par value.

         Pursuant to the Written Consent, the Board of Directors and majority shareholders also approved (i) the adoption of the Company's 2001 Stock Option Plan (the "Plan") to provide for the grant of options to purchase up to 1,500,000 (post-split) shares of the Company's Common Stock to Company employees, directors and consultants; and (ii) a 3.5 for 1 forward stock split effective as of _______________, 2001 for all Company shareholders of record on________, 2001.

         Such approval by the Board of Directors and by the holders of a majority of the issued and outstanding shares of Common Stock is adequate under Nevada and Florida law to implement the above-described actions.

         As a result, this Information Statement is being provided for informational purposes only. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         As of February 28, 2001 there were 3,408,387 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock entitles its holder to one vote.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock as of February 28, 2001 by: (i) each of our officers and directors, (ii) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, and (iii) all of our officers and directors as a group:

                                                                     Percentage
Name and Address of                   Number of Shares               Ownership
Beneficial Owner(1)(2)                Beneficially Owned(3)          of Class(3)
----------------------                ---------------------          -----------

   Scott Gershon (4)                       875,000(4)                  26%

   Paul Cifaldi (5)                         62,500(5)                   2%

   The Farrington Family Trust

   H. Roy Farrington, Trustee (6)          350,000(6)                  10%
    7902 40th Street N.W.
    Gig Harbor, WA 98335

   Officers and directors
    as a group (2 people) (10)             937,500(7)                  28%



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(1)      Each person's address is c/o Company, 6340 NW 5th Way, Fort Lauderdale,
         FL 33309, unless otherwise noted.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the shares of Common Stock beneficially owned by each such person.

(3) A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of warrants or stock options or conversion of convertible debt. Except as otherwise specified, each beneficial owner's percentage ownership is determined by assuming that warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof, have been exercised or converted.

(4) Mr. Gershon is the President, Chief Executive Officer, Secretary, Treasurer and a Director of the Company.

(5)      Mr. Cifaldi is Chief Operating Officer and a Director of the Company.

(6) Consists of 225,000 shares of Common Stock, and warrant to purchase 125,000 shares of Common Stock at an exercise price of $2.00.

(7)      See footnotes (1)-(5) above.


                                    ISSUE ONE

                          CHANGE IN CORPORATE DOMICILE

         We propose to change our state of incorporation from Nevada to Florida (the "Reincorporation"). For the reasons set forth below, the Board of Directors believe that our best interest and our shareholders will be served by the Reincorporation. However, in the interest of preserving working capital, in the discretion of the Company's Board of Directors, the Company's Reincorporation may not be effected in the event that shareholders owing in the aggregate more than 5,000 shares dissent from such Reincorporation. Such Reincorporation, if effected, will be accomplished by merging the Company with and into a newly-formed, wholly-owned Florida subsidiary, ICN. If the Reincorporation is effected, such action gives our shareholders dissenters' rights under Nevada law if they comply with the provisions of 92A.300 to 92A.500 of the Nevada General Corporation Law which are attached to this Information Statement as Exhibit B.

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

         We are now headquartered in Florida and have no operations in Nevada. Our Board of Directors believe that a change in our state of incorporation from Nevada to Florida is consistent with our philosophy of maintaining a positive corporate presence in Florida.

         In addition, we believe that the Florida Business Corporation Act ("FBCA") will meet our business needs and that the Nevada Business Corporation Law ("NBCL") does not offer corporate law advantages sufficient to warrant maintaining a Nevada domicile. The FBCA is based on the Revised Model Business Corporation Act and is a modern and flexible code. For the most part, such code provides virtually the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the NBCL. Additionally, the Board believes that Reincorporation is consistent with our philosophy of maintaining a positive corporate presence in Florida. The transaction will not result in any change in our name, business, management, location of its principal executive offices, assets, liabilities or net worth.

         To effect our Reincorporation in Florida, we will be merged with and into a newly formed, wholly-owned subsidiary incorporated in Florida pursuant to a Plan and Agreement of Merger by and between the Company and ICN ("Plan and Agreement of Merger"). The Florida subsidiary, named Intercallnet, Inc., a Florida corporation ("ICN") will be the surviving corporation. ICN was incorporated under the FBCA for the sole purpose of merging with us, has no material assets and/or liabilities and will not have been engaged in any business prior to the merger. Following the merger, ICN will conduct the business of the Company as a Florida corporation under the name Intercallnet, Inc., and will assume all of our assets and liabilities including contractual obligations and obligations under our outstanding indebtedness. Our existing Board of Directors and officers will become the Board of Directors and officers of the surviving corporation for identical terms of office.

         Upon consummation of the Reincorporation, each outstanding share of our Common Stock will automatically be converted into 3.5 fully paid and nonassessable share of outstanding common stock of ICN. Outstanding warrants to purchase or otherwise acquire shares of our common stock will be converted into warrants to purchase or otherwise acquire 3.5 shares of common stock of ICN for every one share of the Company's common with a corresponding adjustment in the exercise price per share and otherwise upon the same terms and conditions as presently set forth in each such warrant. We intend to issue new stock certificates to stockholders of record upon the effective date of the merger and each certificate representing issued and outstanding shares of our common stock immediately prior to the effective date of the merger will evidence ownership of the shares of common stock of ICN after the effective date of the merger. Thus, it will be necessary for our shareholders to exchange their existing stock certificates for certificates of ICN.

         Other than revisions to statutory references necessary to conform with FBCA and as otherwise described herein, ICN's articles of incorporation and bylaws are substantially similar to the Company's current articles of incorporation and bylaws.

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


         A copy of the proposed Plan and Agreement of Merger and Articles of Incorporation of ICN are attached hereto as Exhibits A and C, respectively.

PLEASE NOTE: In the event the Reincorporation is effected, stockholders will be required to exchange their existing stock certificates for stock certificates of the surviving corporation. Stockholders will be required to submit their existing stock certificates to Transfer Online, 227 SW Pine Street, Suite 300, Portland, Oregon 97204, our transfer agent, and obtain new certificates. The Company will pay for the cost of such new certificate issuance. In the event that Reincorporation is not effected, it will not be necessary for stockholders to change their existing stock certificates. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, the Company strongly urges the shareholders to surrender their certificates for exchange and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificate (any certificates issued prior the record date) to the transfer agent of the Company, Transfer Online, 227 SW Pine Street, Suite 300, Portland, Oregon 97204, and be issued in exchange therefore, new Common Stock certificates representing the number of shares of split Common Stock of which each shareholder is the record owner after giving effect to the stock split.

CERTAIN DIFFERENCES BETWEEN THE CORPORATE LAWS OF NEVADA AND FLORIDA

         Although it is not practical to compare all of the differences between
(a) Nevada law and our current articles of incorporation and bylaws and (b) Florida law and the articles of incorporation and bylaws of the surviving corporation, the following is a summary of differences which we believe may significantly affect the rights of stockholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NBCL, the FBCA and the forms of the articles of incorporation and bylaws of the surviving corporation.

         Classified Board of Directors.
         ------------------------------

         The FBCA permits classification of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation's articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders. The surviving corporation's articles of incorporation and/or bylaws do not provide for multiple classes of directors.

         The NGCL also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The current articles of incorporation and current bylaws do not provide for multiple classes of directors.

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         Cumulative Voting.
         ------------------

         Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors.

         Under FBCA, cumulative voting is not available unless provided in the corporation's articles of incorporation. The NBCL permits cumulative voting in the election of directors if provided in the articles of incorporation and as long as certain procedures are followed. The articles of incorporation of the Company and the articles of incorporation of ICN do not permit cumulative voting.

         Removal of Directors.
         ----------------------

         The FBCA provides that shareholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation's articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.

         The Company's articles of incorporation do not contain a provision stating that directors may only be removed for cause. However, the Company's bylaws specifically provide that the directors may be removed with or without cause by the shareholders. Likewise, the new articles of incorporation of ICN do not contain a provision stating directors may only be removed for cause but the bylaws specifically provide that a director may be removed with or without cause.

         Under NGCL, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the outstanding shares entitled to vote. In addition, under the NGCL, a corporation's articles of incorporation may require the concurrence of more than two-thirds of the voting power of the outstanding shares entitled to vote to remove a director in office.

         If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. In such case, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the voting group.

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


         Under NGCL, in the event directors are elected by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office except upon the vote of shareholders owning sufficient shares to prevent each director's election under cumulative voting.

         Vacancies on the Board of Directors.
         ------------------------------------

         Under the FBCA, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the shareholders, unless the articles of incorporation provide otherwise. The articles of incorporation of ICN will not provide otherwise.

         Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Company's articles of incorporation do not provide otherwise.

         Indemnification of Officers and Directors and Advancement of Expenses.
         ----------------------------------------------------------------------

         Florida and Nevada laws have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Both Florida and Nevada generally permit a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

         Both Florida and Nevada laws require that to the extent that such officers, directors, employees and agents have been successful in defense of any proceeding, they shall be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

         The FBCA also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by the Florida Law. NGCL does not have a comparable provision although Nevada Law provides that a court may order a corporation to provide indemnification to a director, officer, employee or agent to the extent it deems proper in view of all circumstances.

         Florida and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The FBCA provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

         Under the NGCL, the articles of incorporation, bylaws or an agreement may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

         Limitation on Personal Liability of Directors.
         ----------------------------------------------

         Under Florida law, a director is not personally liable for monetary damages to the corporation, shareholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The bylaws of ICN will limit the liability of directors to the fullest extent permitted by law.

         Nevada law has a similar provision permitting the adoption of provisions in the bylaws limiting personal liability. The Company's bylaws provide for limiting the liability of directors.

         Dividends.
         ----------

         Under Florida law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

                                        8


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         The NGCL provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders.

         Amendment to Articles of Incorporation.
         ---------------------------------------

         The FBCA and the NGCL require the approval of the holders of a majority of all outstanding shares entitled to vote, with each shareholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation's articles of incorporation, unless the articles of incorporation or the bylaws provide for different proportions. Neither the Company's articles of incorporation or bylaws of ICN nor the articles of incorporation or bylaws of ICN provide for different proportions.

         Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, prior to issuance, provided that the corporation's organizational documents grant such power to its board of directors.

         The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.

         Special Meetings of Shareholders.
         ---------------------------------

         The FBCA permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special shareholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). Nevada law does not address the manner in which special meetings of shareholders may be called.

         The current bylaws of the Company provide that a special meeting of shareholders may be called by the President or by the Board of Directors and shall be called by the President at the request of the holders of not less than one-tenth of all outstanding shares of the Company entitled to vote. The bylaws of ICN provide that a special meeting may be called at any time by the Board Chairman, President or the holders of not less than 10% of the outstanding shares entitled to vote.

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         Actions by Written Consent of Shareholders.
         --------------------------------------------

         Both Florida law and Nevada law provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. Additionally, the FBCA requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

         The Company's articles of incorporation do not contain a provision restricting action by written consent of the shareholders nor will the articles of incorporation of ICN.

         Shareholder Inspection Rights.
         ------------------------------

         Under the FBCA, a stockholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and stockholders resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation's directors and officers, and the corporation's most recent annual report during regular business hours only if the stockholder gives at least five business days' prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives as least five business days' prior written notice to the corporation and (a) the stockholder's demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.

         Under the NGCL, any person who has been a shareholder of record for at least six months preceding his demand or any person holding or authorized in writing by the holders of at least 5% of all outstanding shares in order to have the right to inspect the corporation's stock ledger upon proper notice. In addition, Nevada law provides the right to inspect the corporation's financial records for a shareholder who owns at least 15% of the corporation's issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. This financial record inspection right does not apply to any corporation that furnishes its stockholders a detailed annual financial statement. Nor does it apply to any corporation that is listed and traded on any recognized stock exchange.

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         Dissolution.
         ------------

         Under Florida law, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the shareholders or the board of directors in making the dissolution proposal require a greater vote.

         Alternatively, Florida law also provides that shareholders, without any action on the part of the board of directors, may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

         Similarly, under Nevada law, a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage.

         Neither the Company's articles of incorporation or the articles of incorporation of ICN contain a provision requiring a greater percentage than a majority to approve a dissolution.

         Shareholder Vote for Mergers and Other Corporate Reorganizations.
         -----------------------------------------------------------------

         In general, both Florida law and Nevada law provide that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction. However, under both Florida law and Nevada law, the articles of incorporation or the board of directors recommending the transaction may require a greater affirmative vote.

         Neither the Company's articles of incorporation or the articles of incorporation of ICN require a greater affirmative vote.

         Merger with Subsidiary
         ----------------------

         Under the NBCL, a parent corporation may merge with its subsidiary, without stockholder approval, where the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary and will be the surviving entity. The FBCA allows a merger with a subsidiary without shareholder approval if the parent owns 80% of each class of capital stock of the subsidiary and there is no material change to the articles of incorporation of the parent company as they existed before the merger.

         Affiliated Transactions.
         ------------------------

         Both Florida law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder.

         The FBCA provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder,
(c) issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

         Under Florida law, the two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, (e) the corporation is an investment company under the Investment Company Act of 1940, or (f) certain fair price and procedural requirements are satisfied.

         Florida law permits a corporation to elect out of provisions imposing restrictions on affiliate transactions. The articles of incorporation of ICN will not contain a clause electing not to be governed by the affiliate transaction provisions of the Florida law.

         The NGCL applies solely to domestic corporations with 200 or more shareholders when at least 100 shareholders are residents of Nevada, unless the articles of incorporation of the corporation provides otherwise. The NGCL provides that an "affiliated transaction" with an "interested shareholder" that occurs within three years after an interested shareholder acquires shares must generally have been approved by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder.

         Under Nevada law, an affiliated transaction with an interested shareholder that occurs after the expiration of three years after an interested shareholder acquires shares must generally be either approved by the affirmative vote of the holders of a majority of the voting shares, other than the shares owned by the interested shareholder, or by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder, unless the consideration received by the shareholders meets certain fair value requirements. The definition of "affiliated transaction" and "interested shareholder" are substantially the same as under Florida law.

         A Nevada corporation may also opt-out of the provisions imposing restrictions on affiliate transactions. The Company's articles of incorporation do not contain a clause electing not to be governed by the affiliate transaction provisions of the Nevada law.

         Control-Share Acquisitions.
         ---------------------------

         Both Florida and Nevada law contain provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders. The FBCA applies to Florida corporations that have (1) 100 or more shareholders, (2) its principal place of business, its principal office or substantial assets in Florida, and (3) either (a) more than 10% of its shareholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its shareholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents.

         The FBCA's control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation's board of directors before the acquisition, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation's articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters' rights.

         Nevada's control-share acquisition statutes prohibit an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages unless the acquiror obtains the approval of the target corporation's shareholders. This statute is designed to prevent any party from obtaining control of the voting rights of a corporation without approval of the shareholders of the corporation.

         The Nevada statute applies solely to domestic corporations that do business in Nevada directly or through an affiliated corporation and the corporation has 200 or more shareholders when at least 100 shareholders are residents of Nevada.

         Under the Nevada statute, any person ("Acquiring Person") who acquires shares of any public corporation in excess of 20% will not be permitted to vote those shares or any other shares acquired within 90 days or acquired pursuant to a plan to make a control-share acquisition unless the remaining shareholders vote to enfranchise the control-shares. The issue of voting rights for the Acquiring Person's control-shares must be submitted to a shareholder vote, if requested by the Acquiring Person, at a special meeting to be held within 50 days of the request, provided the Acquiring Person delivers a statement with prescribed disclosures at the time of the request and undertakes to pay the cost of the special meeting.

         If the measure is approved, all shareholders are entitled to dissenters' rights based on the highest price paid for the control-shares by the Acquiring Person unless otherwise provided in the corporation's articles of incorporation or bylaws. Moreover, if so provided in the articles of incorporation or bylaws, if the measure is not approved, or if the Acquiring Person elects not to deliver a disclosure statement to the issuing public corporation within 10 days after the last acquisition of control-shares by the Acquiring Person, the corporation has the right to acquire the control-shares for "fair value." A corporation who does not desire to be bound by the Nevada control-share acquisition statutes, may opt out of them if its articles of incorporation or bylaws as in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply. Neither the Articles of Incorporation of the Company or of ICN contain provisions opting out of this provision.

         Dissenters' Rights.
         -------------------

         Appraisal rights permit dissenting shareholders of a corporation engaged in certain major corporate transactions to receive cash.

         Under Florida law, dissenting shareholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of (a) the consummation of a plan of merger or consolidation; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect the rights of preferences of shareholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

         Under Florida law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 shareholders. ICN's articles of incorporation will not provide otherwise.

         Under Nevada law, shareholders are entitled to dissenters' rights in the event of (a) a merger in which the shareholder is entitled to vote or if the corporation is a subsidiary that is merged with its parent; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation shares of which will be acquired, if the shareholder is entitled to vote on the plan; and (c) any corporate action taken pursuant to a vote of the shareholders that the articles of incorporation, by laws or a resolution of the board of directors provided that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

         Under Nevada law, unless provided in the articles of incorporation or certain other conditions are met, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting to approve such transaction, were either listed on a national securities exchange, included in the National Market System by the NASD or held of record by more than 2,000 shareholders. The Company's articles of incorporation do not provide otherwise.

POSSIBLE DISADVANTAGE OF A CHANGE IN DOMICILE

         Despite the belief of the Board of Directors that the proposed Reincorporation is in our best interest and our shareholders, it should be noted that many of the provisions of the FBCA have not yet received extensive scrutiny and interpretation.

         However, the Board of Directors believe that Florida law will provide the Company with the comprehensive flexible structure which it needs to operate effectively.

TAX CONSEQUENCES OF THE MERGER

         The merger and resulting reincorporation of the Company from Nevada to Florida will constitute a tax-free reorganization within the meaning of Section 368 (a) (1) (F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss will be recognized by stockholders upon the conversion of our common stock into the surviving corporation's common stock. Each stockholder whose shares are converted into the surviving corporation's common stock will have the same basis in the common stock of the surviving corporation as such stockholder had in our common stock held immediately prior to the effective date of the merger. The stockholder's holding period in the surviving corporation's common stock will, for federal income tax purposes, include the period during which the corresponding shares of the Company's common stock were held, provided such corresponding shares of the Company's common stock were held as a capital asset on the effective date of the merger.

         We will recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Because we are based in Florida, we already pay Florida corporate income tax. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable.

         A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of the Company's common stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the ICN common stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of ICN's common stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held Company common stock

         The foregoing is only a summary of the federal income tax consequences and is not tax advice.

         This Information Statement does not contain any information regarding the tax consequences, if any, under applicable state, local or foreign laws, and each stockholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed reincorporation in view of the stockholder's individual circumstances.

STOCKHOLDER APPRAISAL RIGHTS

         In the event the Company elects to effect the Reincorporation, shareholders complying with ss.92A.300 to ss.92A.500 o the Nevada General Corporation Law, copies of which are attached hereto as Exhibit B, may be entitled to dissenter's rights.

                                    ISSUE TWO

                                 CHANGE OF NAME

         If the Reincorporation is effected, the Company's name will be changed to Intercallnet, Inc. In the event the Reincorporation is not effected, the Company's name will be changed to Intercallnet, Inc. or a name similar thereto. In either event, the Company's Board of Directors believes that such name change will more properly reflect to prospective customers and the market place in general, the Company's current and planned business operations. The Company currently provides telephone-based (and planned inter-active internet) customer and marketing support services on an outsourced basis to various businesses.

         Shareholders will be required to exchange their outstanding stock certificates for new certificates which reflect the Company's new name only in the event the Reincorporation is effected. (SEE DISCUSSION UNDER ISSUE ONE ABOVE FOR INFORMATION RELATING TO THE EXCHANGE OF CERTIFICATES IN THE EVENT THE REINCORPORATION IS OR IS NOT EFFECTED.)

                                   ISSUE THREE

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         General
         -------

         The Company's articles of incorporation currently authorize the Company to issue up to 25,000,000 shares of Common Stock, par value $.001. After the Reincorporation, the articles of incorporation of ICN will provide for 50,000,000 authorized shares of common stock, $.0001 par value [representing an increase of 25,000,000 from the Company's articles of incorporation, as well as authorization for 2,000,000 shares of "blank check" preferred stock, $.0001 par value. In the event that the Reincorporation is not effected, the Company's current articles of incorporation will be amended to increase the authorized shares of Common Stock, $.001 par value to 50,000,000 and to authorize 2,000,000 shares of "blank check" preferred stock, $.001 par value.

         Capitalization.
         ---------------

         The Board of Directors and the majority shareholders believe that it is prudent to increase the authorized number of shares of common stock to 50,000,000 shares in order to provide a reserve of shares available for issuance to meet business needs as they arise. Like most companies, the Company has historically maintained a substantial reserve of authorized but unissued shares in order to avoid the time and expense of seeking shareholder approval each time it needs to make a new issuance of common stock in light of possible future activities which the Board of Directors deem to be in the best interests of the shareholders. Such future activities may include, without limitation, financing, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, and outside consultants or effecting stock splits or dividends. The additional shares of common stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. The Company has no present intention or obligation to issue a substantial number of shares of common stock other than possibly in connection with options which may be issued pursuant to the Plan and, to a lesser extent, in the event of the exercise of certain outstanding common stock purchase warrants.

         The term "blank check" preferred stock generally refers to preferred stock created and issued from time to time in one or more series and with such designations, rights, preferences, conversion rights cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such preferred stock as may be adopted from time to time in the sole discretion by a corporation's board of directors pursuant to authority given in such corporation's articles of incorporation.

         Additionally, the articles of incorporation of ICN will provide, in accordance with Section 607.10025(7) of the Florida Business Corporation Act, that upon the effectiveness of a combination, as such term in Section 607.10025(1) of such Act, the authorized shares of the classes or series affected by the combination shall not be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

         The complete text of the proposed articles of incorporation of ICN is set forth as Exhibit C to this Information Statement. The complete text of the proposed amended articles of incorporation of the Company, assuming the Reincorporation is not effected, are attached hereto as Exhibit D.

         The increase in the number of authorized shares of common stock, will not affect the rights, privileges, and preferences of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of common stock outstanding.

         After the increase in the number of authorized shares of common stock, the Board of Directors may cause the issuance of additional shares of common stock without further vote of the stockholders, except as provided under Florida and/or Nevada corporate law or under the rules of any national securities exchange on which shares of common stock of the Company are then listed. Current holders of common stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their ownership interest therein. The issuance of additional shares of common stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

                                   ISSUE FOUR

                             2001 STOCK OPTION PLAN

         Pursuant to the Written Consent, the Board of Directors and majority shareholders approved the adoption of the Company's 2001 Stock Option Plan (the "Plan"). Such Plan will provide for the grant of options to purchase up to 1,500,000 (post-split) shares of common stock to employees, directors and consultants. On February 28, 2001 we had approximately 15 employees, 2 consultants and 60 leased employees.

         We believe that stock options are important to attract, and to encourage the continued employment and service of, employees, directors and consultants. Stock options also align the interests of the option holders with those of Company stockholders.

         The principle provisions of the Plan are outlined below. The summary may not be complete and is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Exhibit E. In the event the Reincorporation is consummated, upon the effective date of the merger between the Company and ICN, the Plan will be adopted by ICN as its 2001 Stock Option Plan and Florida law will apply. In the event the Reincorporation is not effected, the Plan will be adopted by the Company.

         Description of the Plan
         -----------------------

         The Plan generally provides for the issuance, subject to customary adjustment provisions (in share amount and exercise price per share for events such as a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event) of up to 1,500,000 (post- split) shares of the Company's common stock to employees, directors, officers, consultants and advisors. The Plan will terminate when shares of common stock are no longer available for the grant or exercise of options, unless earlier terminated by the Board. Termination of the Plan shall not effect the terms or conditions of any option granted prior to termination and the terms and conditions of the Plan will survive its termination.

         Administration of Plan
         ----------------------

         The Plan provides by its terms for its administration by the Company's Board of Directors or a committee designated by the Board consisting of two or more members of the Board (the "Administrator"). The Administrator may grant options under the Plan to purchase shares of the Company's common stock to such eligible persons. The Administrator may also determine the terms and conditions of all options which may be granted, including performance measures or other criteria to be satisfied or met as a condition precedent to the grant of an option or the exercisability of all or a portion of an option, the number of shares subject to an option, purchase price, exercise, vesting, and expiration periods, subject, in the case, of incentive stock options ("ISOs"), to applicable ISO rules and regulations. Options granted may be either ISOs or non-statutory stock options ("non-ISOs" or "NSOs").

         ISOs, Generally
         ---------------

         ISOs may only be granted to employees of a company or a subsidiary (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")). ISOs must be granted, if at all, within 10 years of the date of the adoption of a stock option plan adopted by a company's board of directors. To the extent that the aggregate Fair Market Value, determined as of the date of grant, of shares of common stock with respect to ISOs are exercisable for the first time by a participant during any calendar year exceeds the amount established by the Code (currently $100,000), such options constitute non-ISOs. "Fair Market Value" generally means the value per share of the common stock on a fully diluted basis, as determined by the corporations's board of directors reasonably and in good faith. However, in the event such corporation's common stock is listed on a national securities exchange or eligible for sale on the Nasdaq National Market System, Fair Market Value shall equal the average closing price, or the average of the closing bid and ask prices, as the case may be, for the 10 trading days ending with the day of the action or event requiring determination of the Fair Market Value. The purchase price per share of common stock purchasable upon exercise of an ISO may not be less than 100% of Fair market Value on the date of grant of the option; provided further that if an ISO is granted to any person who, at the time of grant, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the subject corporation (or any parent of subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share shall be the price required by the Code in order to constitute an ISO (currently, 110% of Fair Market Value). ISOs may not be exercised later than 10 years after their grant; provided further that ISOs granted to a Ten Percent Holder may not be exercised later than 5 years after their grant date.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         General. Summarized below are the principle federal income tax consequences of stock option grants under the Plan. Recipients of options under the Plan should consult with their personal tax advisors concerning option grants and transactions in stock acquired pursuant to the Plan.

         All options that do not satisfy the requirements applicable to Incentive Stock Options under Section 422 of the Code are non-statutory options or NSOs. Generally the optionee is not taxed when the NSO is granted. However, when the option is exercised, the option is taxable, subject to certain restrictions contained in Section 83 of the Code. Section 83(a) provides that the receipt of stock that is subject to a substantial risk of forfeiture or that is nontransferable does not result in taxable income until the restriction(s) lapses. Upon lapse of the restriction, the employee recognizes compensation income (taxable at the rate applicable to ordinary income) in the amount of the spread between the value of the stock and the amount, if any, the employee paid for the stock. The employer must withhold employment taxes on this income, and generally may deduct the amount the employee includes in income as an ordinary business expense under Code Section 162.

         If the stock received upon exercise of an NSO is subject to a "substantial risk of forfeiture" or is nontransferable, the employee may elect the tax treatment available under Section 83(b) of the Code. If the employee files the election in accordance with Section 83(b) no later than 30 days after exercise of the option into non-vested stock, the employee will include in gross income the excess of the fair market value of the stock at the time of the transfer over the amount, if any, paid for it. If the election is made, the employee does not recognize any additional taxable income when the restrictions on the stock lapse, and. assuming the stock is held as a capital asset by the employee, the employee will recognize a capital gain or loss when the stock is sold. The employer is required to withhold employment taxes at the time the election is made, and generally is entitled to deduct the amount the employee includes in income.

                                   ISSUE FOUR
                               FORWARD STOCK SPLIT

         The Board of Directors and majority shareholders have approved a 3.5 for 1 forward stock split effective as of ____________, 2001for all Company shareholders as of record on _____________, 2001. In the event the Reincorporation is effected, after the forward stock split of the outstanding shares of ICN's stock is effected there will be 11,929,354 shares of ICN common stock issued and outstanding. In the event the Reincorporation is not effected, after the forward stock split of the outstanding shares of the Company's Common Stock is effective, there will be 11,929,354 shares of Common Stock issued and outstanding, as compared to 3,408,387 shares of Common Stock currently issued and outstanding.

         The Board of Directors and majority shareholders believe that the forward stock split is fair to all shareholders and affect them on a pro rata equivalent basis. The forward stock split is being implemented to increase the Company's public float of issued and outstanding Common

Stock which, together with having increased authorized shares available, could serve to attract more people to a possible investment in the Company.

         The forward stock split will not result in the realization of taxable income or loss to the Company or to its shareholders. The Company has no dividends in arrears and is not in default on any of its securities. The forward stock split will not affect the amount of assets or liabilities of the Company, nor will it affect the Company's statement of operations. Accordingly, the forward stock split will not effect the revenues, expenses, absence of dividends or operating costs of the Company, other than the expenses incurred by the Company in connection with this Information Statement, which are estimated to be approximately $10,000. The book value per share and earnings or loss per share of the Company will be affected to the extent that there will be more shares of the Company's Common Stock issued and outstanding after the forward stock split.

         Immediately following effectiveness of the forward stock split, all stock certificates which represented shares of the Company's Common Stock shall represent ownership of split common stock. In the event the Reincorporation is not effected, shareholders will not be required to tender their certificates representing shares for transfer into new certificates representing shares of split common stock, and issued in the new name of the Company. However, to eliminate confusion in transactions in the Company's securities in the over-the-counter market, the Company strongly urges the shareholders to surrender their certificates for exchange and has adopted a policy to facilitate this process. Each shareholder will be entitled to submit his or her old stock certificate (any certificates issued prior to the record date) to the transfer agent of the Company, Transfer Online, 227 SW Pine Street, Suite 300, Portland, Oregon 97204, and be issued in exchange therefore new Common Stock certificates representing the number of shares of split Common Stock of which each shareholder is the record owner after giving effect to the stock split.

         For a period of 30 days commencing on ___________, 2001, the Company will pay, on one occasion only, for the issuance of new certificates in exchange for old certificates submitted during such 30 day period; provided, that the Company shall not pay any of the costs of issuing new certificates in the name of a person other than the name appearing on the old certificates submitted by a shareholder.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Scott Gershon, Secretary

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER, dated ____________, 2001 ("Agreement"), is entered into between Intercallnet, Inc., a Florida corporation ("ICN"), and Never Miss A Call, Inc., a Nevada corporation ("NMC").

                                    RECITALS

         A. The respective Boards of Directors of ICN and NMC believe that the best interests of ICN and NMC and their respective stockholders will be served by the merger of NMC with ICN under and pursuant to the provisions of this Agreement and the Nevada General Corporation Law and the Florida Business Corporation Act.

         B. NMC has an aggregate authorized capital of 25,000,000 shares of common stock, par value $.001 per share ("NMC Stock"). On _________, 2001, there were _____________ shares of NMC Common Stock issued and outstanding.

         C. ICN has an aggregate authorized capital stock of 52,000,000 shares consisting of 50,000,000 shares of common stock, par value $.0001 per share ("ICN Common Stock') and 2,000,000 shares of blank check preferred stock, par value $.0001 par value ("ICN Preferred Stock). On the date hereof, there was one share of NMC-Florida Common Stock or NMC-Florida Preferred Stock issued and outstanding.

                                    AGREEMENT

         In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

         1. Merger. NMC shall be merged with and into ICN ("Merger").

         2. Effective Date. The Merger shall become effective immediately upon the later of the filing of this Agreement or articles of merger with the Secretary of State of Nevada in accordance with Nevada General Corporation Law and the filing of articles of merger with the Secretary of State of Florida in accordance with the Florida Business Corporation Act. The time of such effectiveness is hereinafter called the "Effective Date."

         3. Surviving Corporation. ICN shall be the surviving corporation and shall continue to be governed by the laws of the State of Florida. The separate corporate existence of NMC shall cease on the Effective Date.

         4. Articles of Incorporation. The Articles of Incorporation of ICN as it exists on the Effective Date shall be the Articles of Incorporation of ICN following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Florida.

         5. Bylaws. The Bylaws of ICN as they exist on the Effective Date shall be the Bylaws of ICN following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Florida.

         6. Board of Directors and Officers. The members of the Board of Directors and the officers of NMC immediately prior to the Effective Date shall be the members of the Board of Directors and the officers, respectively, of ICN following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the bylaws, or until their respective successors are elected and qualified.

         7. Conversion of Outstanding NMC Stock. Upon the Effective Date, each issued and outstanding share of NMC Common Stock and all rights in respect thereto shall be converted into 3.5 fully paid and nonassessable shares of ICN Common Stock, and each certificate representing shares of NMC Common Stock shall for all purposes be deemed to evidence the ownership of 3.5 shares of ICN Common Stock as set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of NMC Common Stock shall surrender the same to ICN's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of 3.5 shares of ICN Common Stock for each 1 share of NMC's Common Stock surrendered to ICN's registrar and transfer agent.

         8. Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of NMC Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase 3.5 shares of ICN Common Stock with a corresponding reduction in the applicable exercise or conversion price, as the case may be, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of NMC Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of ICN Common Stock in accordance with the foregoing.

         9. Rights and Liabilities of ICN. On and after the Effective Date, and all in the manner of and as more fully set forth in Section 607.1106 of the Florida Business Corporation Act and Section 92A.250 of the Nevada General Corporation Law, the title to all real estate and other property, or any interest therein, owned by each of NMC and ICN shall be vested in ICN without reversion or impairment; INC shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of NMC and ICN without reversion or impairment; ICN shall thenceforth be responsible and liable for all the liabilities and obligations of each of NMC and ICN; any claim existing or action or proceeding pending by or against NMC or ICN may be continued as if the Merger did not occur or ICN may be substituted for NMC in the proceeding; neither the rights of creditors nor any liens upon the property of NMC or ICN shall be impaired by the Merger; and ICN shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

         10. Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of NMC and ICN at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

         11. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the articles of incorporation of ICN, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

         12. Registered Office. The registered office of ICN in the State of Florida is located at 100 NE Third Avenue, Suite 610, Fort Lauderdale, Florida 33301, and Kipnis Tescher Lippman & Valinsky, P.A. is the registered agent of ICN at such address.

         13. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business of ICN at 6340 NW 5th Way, Fort Lauderdale, Florida 33309. A copy of this Agreement shall be furnished by ICN, on request and without cost, to any stockholder of either NMC or ICN.

         14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Florida.

         15. Service of Process. On and after the Effective Date, ICN agrees that it may be served with process in Nevada in any proceeding for enforcement of any obligation or NMC or ICN arising from the Merger.

         16. Designation of Nevada Secretary of State as Agent for Service of Process. On and after the Effective Date, ICN irrevocably appoints the Secretary of State of Nevada as its agent to accept service of process in any suit or other proceeding to enforce the rights of any stockholders of NMC or ICN arising from the Merger. The Nevada Secretary of State is requested to mail a copy of any such process to ICN at 6430 NW 5th Way, Fort Lauderdale, Florida 33309,
Attention: Scott Gershon, Chief Executive Officer.

         IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its Chief Executive Officer and attested by its Secretary.

                                              INTERCALLNET, INC.
                                              a Florida corporation

ATTEST:

                                              By:
------------------------------                   -------------------------------
Secretary                                         Its: Chief Executive Officer



                                              NEVER MISS A CALL, INC.,
                                              a Nevada corporation


ATTEST:

                                              By:
------------------------------                   -------------------------------
Secretary                                         Its: Chief Executive Officer
                                       A-4

                                    EXHIBIT B

                           RIGHTS OF DISSENTING OWNERS

      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

       NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the domestic corporation is a party:
             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

             (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

      (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

      2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                   (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).

      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

      NRS 92A.410  Notification of stockholders regarding right of dissent.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

      NRS 92A.420  Prerequisites to demand for payment for shares.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

      (b) Must not vote his shares in favor of the proposed action.
      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

      1.  A stockholder to whom a dissenter's notice is sent must:
      (a) Demand payment;
      (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

      NRS 92A.460  Payment for shares: General requirements.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

      (a) Of the county where the corporation's registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

      2.  The payment must be accompanied by:
      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

      (b) A statement of the subject corporation's estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

      (e) A copy of NRS 92A.300 to 92A.500, inclusive.

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                    EXHIBIT C

                            ARTICLES OF INCORPORATION
                                       OF
                               INTERCALLNET, INC.

         The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

                                   ARTICLE ONE
                                      NAME

         The name of the Corporation is: Intercallnet, Inc.

                                   ARTICLE TWO
                      PRINCIPLE OFFICE AND MAILING ADDRESS

         The principal office and mailing address of the Corporation is:

                               Intercallnet, Inc.
                                 6340 NW 5th Way
                         Fort Lauderdale, Florida 33309

                                  ARTICLE THREE
                     REGISTERED AGENT AND REGISTERED OFFICE

         The name and post office address of the Corporation's registered agent is:

                               Jay Valinsky, Esq.
                        Kipnis Tescher Lippman & Valinsky
                           100 Northeast Third Avenue
                            Fort Lauderdale, FL 33301

                                  ARTICLE FOUR
                                  INCORPORATOR

         The name and post office address of the initial incorporator is:

                               Jay Valinsky, Esq.
                        Kipnis Tescher Lippman & Valinsky
                           100 Northeast Third Avenue
                            Fort Lauderdale, FL 33301

                                  ARTICLE FIVE
                                  CAPITAL STOCK

         The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 52,000,000 which are to be divided into two classes as follows:

         50,000,000 shares of common stock, par value $.0001 per share; and 2,000,000 shares of preferred stock, par value $.0001 per share.

         The preferred stock may be created and issued from time to time in one or more series and with such designations, rights, preferences, conversion rights cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such preferred stock as may be adopted from time to time in the sole discretion by the Corporation's Board of Directors pursuant to the authority in this paragraph given.

         In accordance with Section 607.10025(7) of the Florida Business Corporation Act, upon the effectiveness of a combination, as such term in
Section 607.10025(1) of such Act, the authorized shares of the classes or series affected by the combination shall not be reduced or otherwise affected by the percentage by which the issued shares of such class or series were reduced as a result of the combination.

                                   ARTICLE SIX
                                 INDEMNIFICATION

         The Corporation shall indemnify any director, officer, employee or agent of the Corporation to the fullest extent permitted by Florida law.

                                                  INCORPORATOR:



                                                  ------------------------------
                                                  Jay Valinsky, Esq.

         THE UNDERSIGNED, named as the registered agent in Article Three of these Articles of Incorporation, hereby accepts the appointment as such registered agent, and acknowledges that he is familiar with, and accepts the obligations imposed upon registered agents under the Florida Business Corporation Act, including specifically Section 607.0505.

                                               REGISTERED AGENT:


                                               -----------------------
                                               Jay Valinsky, Esq.

                                    EXHIBIT D

                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                                       OF
                             NEVER MISS A CALL, INC.
                              a Nevada Corporation

         The Articles of Incorporation of Never Miss A Call, Inc., a Nevada corporation, (the "Corporation") are hereby amended as follows: Article I is deleted in its entirety and substituted by the following: I. NAME: The name of the corporation is: Intercallnet, Inc.

         Article IV is deleted in its entirety and substituted by the following:

                                   ARTICLE IV
                                  CAPITAL STOCK

         The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be 52,000,000 shares of capital stock consisting of 50,000,000 shares of common stock, par value $.001 per share and 2,000,000 shares of preferred stock, par value $.001 per share.

         The preferred stock may be created and issued from time to time in one or more series and with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as may be adopted from time to time in the sole discretion by the Corporation's Board of Directors pursuant to the authority in this paragraph given.

         The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is 55% of the issued and outstanding shares of Never Miss A Call, Inc.

Dated:           , 2001
       ----------
                                   ------------------------------------------
                                   Scott  Gershon, President and Secretary

STATE OF FLORIDA                    )
                                    )SS:
COUNTY OF BROWARD                   )


         The foregoing instrument was acknowledged before me this ___ day of February, 2001 by Scott Gershon as Chief Executive Officer of Intercallnet, Inc., a Nevada corporation, on behalf of the corporation. He is personally known to me or has produced ________________ as identification and did/did not take an oath.

                                            NOTARY PUBLIC



                                            sign
                                                ----------------------------



                                            print
                                                 ---------------------------
                                            State of Florida at Large (Seal)

                                            My Commission Expires
                                                                 -------------
0665/01-14032
                                       D-2

                                    EXHIBIT E

                             NEVER MISS A CALL, INC.
                             2001 STOCK OPTION PLAN

I.       INTRODUCTION

1.1 Purposes. The purposes of the 2001 Stock Option Plan (the "Plan") of Never Miss A Call, Inc. (the "Company") are (i) to align the interests of the Company's stockholders and the recipients of Options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants and advisors and
(iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2. Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee (the "Committee") designated by the Board consisting of two or more members of the Board. The Board or Committee, as applicable, is referred to herein as the "Administrator." The Administrator may designate an individual in the Management of the Company to assist the Administrator in conducting the day-to-day activities of administering the Plan on its behalf (the "Manager"). The Manager shall have the rights, duties and powers to act on behalf of the Administrator, pursuant to the Administrator's directives, and such acts of the Manager shall be final and binding upon the Plan.

         Subject to the terms of this Plan, the Administrator shall select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each Option granted hereunder, the date of grant and exercise price of such Option, and all other terms and conditions of such Option, including, without limitation, the form of the Option agreement. The Administrator may take action whereby all Common Stock available under this Plan, whether or not then subject to an outstanding Option, shall be converted pursuant to any reorganization, merger, consolidation, sale of assets or other transaction or event, including but not limited to stock dividends and/or stock splits (the "Conversion Event"). In the event of a Conversion Event the purchase price per share of each Optionee's Option (the "Option Price") shall be appropriately adjusted by the Administrator (whose determination shall be final, binding and conclusive). Adjustments to be made to an Option Price pursuant to a Conversion Event shall be made without an increase in the aggregate Option Price.

         Further, the Administrator shall interpret the provisions of this Plan, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose conditions with respect to the grant, such as limiting competitive employment or other activities of the Optionee. The Administrator's interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each Option shall be evidenced by a written agreement (the "Option Agreement") between the Company and the Optionee setting forth the terms and conditions of such Option.

         A majority of the members of the Administrator shall constitute a quorum. The acts of the Administrator shall be either (i) acts of a quorum of the Administrator present at any meeting or (ii) acts approved in writing by all of the members of the Administrator without a meeting.

1.3 Eligibility. Participants in this Plan shall consist of directors, officers, other employees, consultants and advisors, and persons expected to become directors, officers, other employees, consultants and advisors of the Company and its subsidiaries from time to time (the Subsidiaries") as the Administrator in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company may also mean employment by a Subsidiary and service to the Company or a Subsidiary. The Administrator's selection of a person to participate in this Plan at any time shall not require the Administrator to select such person to participate in this Plan at any other time.

1.4 Shares Available. Subject to adjustment as provided in Section 3.7 hereof, One Million Five Hundred Thousand (1,500,000) shares of Common Stock (the "Common Stock") shall be available for grants of Options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding Options. To the extent that shares of Common Stock subject to an outstanding Option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such Option (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such Option, or to satisfy all or a portion of the tax withholding obligations relating to such Option), then such shares of Common Stock shall again be available under this Plan. Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock in the Plan, or authorized and issued Options reacquired and held in the Plan.

II.      STOCK OPTIONS

2.1 Grants of Stock Options. The Administrator may grant Options to purchase shares of Common Stock to such eligible persons as may be selected by the Administrator. Each Option, or portion thereof, that is not an Incentive Stock Option, shall be a "Non-Statutory Stock Option". An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code")). An "Incentive Stock Option" shall mean an Option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Administrator to constitute an Incentive Stock Option. Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value, as defined below (determined as of the date of grant), of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such Options shall constitute Non-Statutory Stock Options. "Fair Market Value" of the Common Stock (or other capital securities) means the value per share of the Common Stock (or other capital securities), on a fully diluted basis, as determined by the

Board reasonably and in good faith. Notwithstanding the foregoing, if the Common Stock or other capital securities are listed on a national securities exchange or eligible for sale on the NASDAQ National Market, Fair Market Value shall equal the average closing price, or the average of the closing bid and ask prices, as the case may be, for the 10 trading days ending with the day of the action or event requiring determination of the Fair Market Value hereunder.

2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Administrator shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an Option and the purchase price per share of Common Stock purchasable upon exercise of the Option shall be determined by the Administrator; PROVIDED, HOWEVER, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110 % of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

         (b) Option Period and Exercisability. The period during which an Option may be exercised shall be determined by the Administrator; PROVIDED, HOWEVER, that no Incentive Stock Option shall be exercised later than ten (10) years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five (5) years after its date of grant. The Administrator may establish performance measures or other criteria which shall be satisfied or met as a condition precedent to the grant of an Option or to the exercisability of all or a portion of an Option. The Administrator shall determine whether an Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

         (c) Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full either (A) by certified or bank check payable to the order of the Company, (B) by wire transfer of immediately available funds to an account designated by the Company in writing, (C) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay such obligation, or (D) by any combination of the foregoing, (ii) by executing such documents as the Company may reasonably request, and (iii) resolving any withholding requirements per Section 3.5 below. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or written arrangement made and executed by the Company for such payment in full by the Optionee has been made).

2.3 Termination of Employment or Service. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an Option upon a termination of employment with the Company of the holder of such Option, whether by reason of disability, retirement, death or any other reason, shall be determined by the Administrator, Optionee's Option Agreement and Optionee's written Employment Agreement with the Company, if any. When in conflict, Optionee's written Employment Agreement with the Company shall control, supersede or add to the provisions of this Plan and/or Optionee's Option Agreement.

III.     GENERAL TERMS

3.1 Effective Date and Term of Plan. The effective date of this Plan is _______________, 2001. No Option may be exercised prior to such date. This Plan shall terminate when shares of Common Stock are no longer available for the grant or exercise of Options, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Option granted prior to termination, and the terms and conditions hereof shall survive termination of the Plan.

3.1. Amendments. The Board may amend this Plan as it deems advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 422 of the Code; PROVIDED, HOWEVER, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3.7 hereof) or (b) effect any change inconsistent with
Section 422 of the Code. No amendment may impair the rights of a holder of an outstanding Option without the consent of such holder.

3.3 . Agreement. No Option shall be valid until an Option Agreement is executed by the Company and the Optionee and, upon execution by the Company and the Optionee and delivery of the Option Agreement to the Company, such Option shall be effective as of the effective date set forth in the Option Agreement.

3.4 Non-Transferability. Unless otherwise specified in the Agreement relating to an Option, no Option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each Option may be exercised during the Optionee's lifetime only by the Optionee or the Optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no Option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Option hereunder, such Option and all rights thereunder immediately become null and void.

3.5 Tax Withholding. The Company shall have the right to require concurrent with the notice to exercise and prior to the issuance or delivery of any shares of Common Stock, payment by the Optionee of any Federal, state, local or other taxes, including pursuant to the terms of the Optionee's Option Agreement, which may be required to be withheld or paid in connection with an Option hereunder. An Agreement may provide that (a) the Company, in its sole discretion, will withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the Option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the Option (the "Tax Date") in the amount necessary to satisfy any such obligation or (b) the Optionee may satisfy any such obligation by any of the following means: (i) by certified or bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account designated by the Company in writing, (iii) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the applicable taxes, or (iv) by any combination of the foregoing. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee.

3.6 Restrictions on Shares. Each Option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such Option upon any securities exchange or under any law, or the consent OR approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such Option or the delivery of shares thereunder, such Option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any Option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

3.7 Adjustment. In the event of a Conversion Event the number and class of securities subject to each outstanding Option, and the Option Price, shall be appropriately adjusted by the Administrator, such adjustments to be made in the case of outstanding Options without an increase in the aggregate Option Price. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an Option under this Plan, the Company shall pay the Optionee, in connection with the first exercise of the Option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (a) the fraction of such security (rounded to the nearest hundredth) by (b) the excess, if any, of (i) the Fair Market Value on the exercise date over (ii) the exercise price of the Option.

3.8 No Right of Participation or Employment. Neither this Plan nor any Option granted hereunder shall confer upon the Optionee any right to affect the administration of this Plan, or confer upon the

Optionee the right to continued employment with the Company.

3.9 Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an Option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

3.10 Designation of Beneficiary. If permitted by the Company, an Optionee may file with the Administrator a written designation of one or more persons as such Optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the Optionee's death. To the extent an outstanding Option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option. Each beneficiary designation shall become effective only when filed in writing with the Administrator during the Optionee's lifetime on a form prescribed by the Administrator. The spouse of a married Optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Administrator of a new beneficiary designation shall cancel all previously filed beneficiary designations. If an Optionee fails to designate a beneficiary, or if all designated beneficiaries of an Optionee predecease the Optionee, then each outstanding Option hereunder held by such Optionee, to the extent exercisable, may be exercised by such Optionee's executor, administrator, legal representative or similar person.

3.11 Governing Law. This Plan, each Option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Florida and construed in accordance therewith without giving effect to principles of conflicts of laws.

3.12 Foreign Employees. Without amending this Plan, the Administrator may grant Options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                                 [DRAFT FORM OF]
                             STOCK OPTION AGREEMENT
                                  FOR EMPLOYEES

         Never Miss A Call, Inc., a Nevada corporation (the "Company"), hereby grants to _________________ (the "Optionee") this ____ day of ______________,
200_ (the "Option Date"), pursuant to the provisions of the 2001 Stock Option Plan (the "Plan"), a [non-qualified] option to purchase from the Company (the "Option") _________ shares of its Common Stock ("Stock"), at the price of $_____ share (the "Option Price") upon and subject to the terms and conditions set forth below. References to employment by the Company shall also mean employment by a Subsidiary. Capitalized terms not defined herein shall have the meanings specified in the Plan.

         1. Option Subject to Acceptance of Amendment. The Option shall be null and void unless the Optionee shall accept this Agreement by executing it in the space provided below for Optionee's signature and returning such original execution copy to the Company within fifteen (15) days of receipt of the Option by Optionee from the Company.

         2. Time and Manner of Exercise Option.

                  2.1 Maximum Term of Option. In no event may the Option be exercised in whole or in part after 5:00 p.m. (Eastern Standard Time) on the ten
(10) year anniversary of the Option Date (the "Expiration Date");

                  2.2 Vesting and Exercisability.

                           (a) Vesting Schedule. Subject to Sections 2.2(b), 2.3
and 2.4, the Option shall vest and be exercisable on and after the dates set forth below as to the number of shares of Stock determined by multiplying the percentage indicated below on the Vesting Schedule by the total number of shares subject to the Option on the Option Date.

                                VESTING SCHEDULE
                                ----------------

VESTING DATE                                       AGGREGATE PERCENTAGE VESTED
------------                                       ---------------------------

Option Date:                                               ___ %

First anniversary of option grant                          ___ %

Second anniversary of option grant                         ___ %

Third anniversary of option grant                          ___ %

Fourth anniversary of option grant                         ___ %

                           (b) Method of Exercise. Subject to the limitations
set forth in this Agreement, the Option may be exercised by the Optionee by giving written notice to the Company in accordance with Section 4.4 specifying the number of shares of Stock to be purchased and accompanied by payment for the Stock in full either (i) by certified or bank check payable to the order of the Company, (ii) by wire transfer of immediately available funds to an account designated by the Company in writing, or (iii) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay for the Exercise of the Option. Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in accordance with this Section 2.2(b) by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price for the Stock has been paid in accordance with this Section 2.2(b).

                  2.3 Termination of Employment prior to Exercisability Date.
                      -------------------------------------------------------

                  (a) Termination Not For Cause, Disability, Retirement or Death. If the Optionee's employment with the Company terminates prior to the Exercisability Date for reason other than a Termination For Cause as defined in
Section 2.4(b), or because of Disability, Retirement on or after age 60 (after a minimum of 10 years of employment with the Company ("Retirement")) or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment or date of Death and, subject to Section 2.2(b), the Vested Options may thereafter be exercised by the Optionee or the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the latest to occur of (i) the date which is the five (5) year anniversary of the Option Date or (ii) the date which is one (1) year after the effective date of the Optionee's termination of employment or date of Death; PROVIDED, HOWEVER, that in no event may the Option be exercised after the Expiration Date. For purposes of this Agreement, "Disability" shall mean the Optionee's inability, due to physical or mental incapacity, to substantially perform the Optionee's duties and responsibilities for a period of one hundred and eighty (180) consecutive days; PROVIDED, HOWEVER, that for any individual Optionee who has entered into an employment agreement with the Company in writing (the "Employment Agreement"), where certain terms and conditions of the Employment Agreement differ from or are in addition to the terms and conditions of this
Section 2.3 (a) or Section 2.2(a), then such different or additional terms and conditions of the Employment Agreement shall be controlling, binding and incorporated into the terms and conditions of this Section 2.3(a) and Section 2.2(a).

                  (b) Termination For Cause. Notwithstanding any provision of the Plan or this Agreement, if the Optionee's employment with the Company is Terminated For Cause as defined in Section 2.4(b) below prior to the Exercisability Date the Option, whether partially or fully vested, shall terminate automatically on the effective date of the Optionee's termination of employment for cause.

                  2.4 Termination, Retirement or Death.
                      ---------------------------------

                  (a) If the Optionee's employment with the Company terminates on or after the Exercisability Date by reason of Disability, Retirement or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment or date of Death and may thereafter be exercised by the Optionee, Optionee's Legal Representative or Permitted Transferees until and including the date which is one (1) year after the effective date of the Optionee's termination of employment or date of Death; PROVIDED, HOWEVER, that in no event may the Option be exercised after the Expiration Date.

                  (b) Termination For Cause. If the Optionee's employment with the Company is Terminated For Cause on or after the Exercisability Date, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's Termination For Cause of employment, and may thereafter be exercised by the Optionee or the Optionee's Legal Representative in accordance with Section 2.2(b); PROVIDED, HOWEVER, Optionee's Vested Options can only be Exercised until and including the earliest to occur of (i) the date that is five (5) business days after the effective date of the Optionee's Termination For Cause of employment or (ii) the Expiration Date. For purposes of this Agreement, "Termination For Cause" is defined as a termination for: (i) willful failure to substantially perform duties to the Company; (ii) willful breach of confidentiality, non-disclosure or non-compete obligations to the Company; (iii) conviction of, or plea of nolo contendere to, any felony involving dishonesty or moral turpitude; or (iv) conviction for fraud, embezzlement or other act of dishonesty that causes material injury to the Company or any of its Affiliates.

                  (c) Other Terminations. If the Optionee's employment with the Company terminates on or after the Exercisability Date for any reason other than Disability, Retirement, Termination For Cause or Death, the Option shall be vested only to the extent it is vested in accordance with the Vesting Schedule on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earliest to occur of (i) the date that is 90 days after the effective date of the Optionee's termination of employment or (ii) the Expiration Date.

         2.5 Death Following Termination of Employment. If the Optionee dies during the period set forth in Section 2.3(a) following termination of employment prior to the Exercisability Date by reason of Disability or Retirement, during the period set forth in Section 2.4(a) following termination of employment on or after the Exercisability Date by reason of Disability or Retirement, during the period set forth in 2.4(b) following Termination For Cause on or after the Exercisability Date, or during the period set forth in
Section 2.4(c) following termination of employment on or after the Exercisability Date for any reason other than Disability, Retirement, Termination For Cause or Death, the Option shall be vested only to the extent it is vested on the date of death in accordance with the Vesting Schedule, and subject to Section 2.2(b), the Option may thereafter be exercised by the Optionee's Legal Representative until and including the last date on which the Option may be exercised as determined under Section 2.3(a), 2.4(a), 2.4(b), or 2.4(c).

         3. Additional Terms and Conditions of Option.
            -----------------------------------------

                  3.1 Non-transferability of Option. The Option may not be transferred by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the foregoing, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

                  3.2 Withholding Taxes.
                      ------------------

                           (a) As a condition precedent to the delivery of Stock
upon exercise of the Option the Optionee shall upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If Optionee shall fail to advance Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

                           (b) The Optionee may elect to satisfy his or her
obligation to advance the Required Tax Payments by any of the following means:
(1) by certified or bank check payable to the order of the Company, (2) by wire transfer of immediately available funds to an account designated by the Company in writing, or (3) through a broker-assisted cashless exercise procedure that affords the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee in accordance with this Section 3.2(b).

                  3.3 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Administrator without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Administrator regarding any such adjustment shall be final, binding and conclusive.

                  3.4 Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.2.

                  3.5 Option Confers No Rights as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares.

                  3.6 Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Optionee give or be deemed to give the Optionee any right to continued employment by the Company.

                  3.7 Decisions of Administrator. The Administrator shall have the right to resolve all questions that may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Administrator regarding the Plan or this Agreement shall be final, binding and conclusive.

                  3.8 Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

                  3.9 Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

         4. Miscellaneous Provisions.

                  4.1 Designation as Nonqualified Stock Option. The Option is hereby designated as not constituting an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This Agreement shall be interpreted and treated consistently with such designation.

                  4.2 Meaning of Certain Terms. "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person and "Permitted Transferee" shall include any transferee (i) pursuant to a transfer permitted under Section 3.4 of the Plan or (ii) designated pursuant to this section.

                  4.3 Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

                  4.4 Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Never Miss A Call, Inc., 6340 NW 5th Way, Fort Lauderdale, Florida 33309, Attention: Chief Executive Officer, and if to the Optionee, to ___________________________. All notices, requests or other communications provided for in this Agreement shall be made in writing to the address as stated in this Section 4.4 either by personal delivery or certified mail. (b). If a notice, request or other communication sent to the Company by Optionee pursuant to this Option agreement is not received by the Company during regular business hours it shall be deemed to be received by the Company on the next succeeding business day of the Company.

                  4.5 Governing Law; Jurisdiction; Venue; Attorney's Fees. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Nevada and construed in accordance therewith without giving effect to principles of conflicts of laws. Jurisdiction and venue for any action and/or proceeding relating to or arising out of this Agreement shall be in the federal and/or state courts located in Broward County, Florida. The prevailing party in any such action and/or proceeding shall be entitled to recover its reasonable attorney's fees and costs from the other party.

                  4.6 Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                                 Accepted:
NEVER MISS A CALL, INC.


By:
   ------------------------------                -----------------------------
    Name:                                        Optionee
    Title: